AMENDMENT TO 19 APRIL 1996 SERVICES AGREEMENT
                                     BETWEEN
                            DIGITAL RECORDERS AND RTI
                                                                    Page #: 1






The following modifications to the above noted document were agreed and accepted at time of execution of that document. These modifications are stated here for record and clarity purposes; refer to the full agreement document where indicated to see the exact context of the changes:

A.) PAGE EIGHT (8) UNDER EXHIBIT A - COMPENSATION: A sentence is added to state that "any un-exercised options will expire in ten (10) years".

B.) PAGE TEN (10) UNDER EXHIBIT B - ADDITIONAL PAYMENTS; SUBPARAGRAPH II.); LAST
PARAGRAPH: The words "initiated by RTI" are added and the words "and that are not subject to the commission provided for in Part I above" are deleted.

C.) PAGE TEN (10) UNDER EXHIBIT B - ADDITIONAL PAYMENTS; SUBPARAGRAPH III.); FIRST PARAGRAPH: The words "initiated by RTI" are added.

D.) PAGE ELEVEN (11) UNDER EXHIBIT B - ADDITIONAL PAYMENTS; SUBPARAGRAPH III.); SPACE AT THE END FOR LISTING: The word "NONE" is added.

E.) PAGE ELEVEN (11) UNDER EXHIBIT B - ADDITIONAL PAYMENTS; SUBPARAGRAPH IV: Two sets of new words are added; one inserted in last sentence "the business group of" and the second being addition of a new sentence at the end reading "TRANSPORTATION PRODUCTS" pertain to Bus, Rail & vehicles throughout.


---------


The following modification to the above noted document was agreed and accepted in principal at time of execution of that document but the associated wording was not finalized. This new clarification is stated here for record purposes; refer to the full agreement document where indicated to see the exact context of the change:

F.) PAGE ELEVEN (11) UNDER EXHIBIT B - ADDITIONAL PAYMENTS; SUBPARAGRAPH IV:
Related to the words added as noted in (E.) above; it is understood that the term "throughout" applies to the full Services Agreement and all Exhibits thereto.


-------------


The following modifications to the above noted document were agreed and accepted at a meeting of the parties on 21 May 1996 and are documented here for record purposes:

G.) THROUGHOUT THE ENTIRE AGREEMENT AND ALL ATTACHMENTS OR EXHIBITS THERETO, where reimbursement of RTI business expenses is the subject, it is stipulated by RTI that such

                  AMENDMENT TO 19 APRIL 1996 SERVICES AGREEMENT
                                     BETWEEN
                            DIGITAL RECORDERS AND RTI
                                                                    Page #: 2

expenses will, in all instances, be "reasonable" and "commensurate with (Digital Recorders) Corporate policy".


H.) PAGE THREE (3); PARAGRAPH 13(B): Reading in the last line at the bottom of the page:

         i.)  Strike the letter "(a)"; and,

        ii.) Add a period to end the sentence at the point immediately following the words "Digital Recorders"; and,

       iii.) Strike all words of that paragraph following the above noted addition of a period and continuing with such strike-out through the end of paragraph 13(b) as appears on page four.

I.) PAGE EIGHT (8); EXHIBIT A; SUBPARAGRAPH IV: It is agreed and understood that Digital Recorders will issue a Warrant in lieu of referenced stock options. This Warrant will be in form not changing the terms, conditions, or value to RTI of the options as referenced in Sub-paragraph IV of the Services Agreement as executed on 19 April 1996. It is intended that shares of Digital Recorders' common stock issuable under the Warrant ("the Warrant Shares") will be freely tradeable by RTI immediately upon exercise of the Warrant with the only restriction on such being those imposed by the Securities Exchange Commission for otherwise immediately tradeable stock if not in the hands of an Officer or Director of Digital Recorders, Inc. Accordingly, as soon as practicable after execution of this Amendment, and in any event prior to the time the Warrant first becomes exercisable, Digital Recorders will file (a) a registration statement on Form S-8, or other available forms, with the United States Securities and Exchange Commission registering the issuance to RTI of the Warrant Shares pursuant to exercise of the Warrant and (b) a listing application with the NASDAQ Stock Market covering the Warrant Shares. As long as the Warrant is outstanding, Digital Recorders will maintain the effectiveness of such registration statement, and of such state "blue sky" registrations and NASDAQ or stock exchange listings as shall be necessary to permit the immediate resale of the Warrant Shares by RTI. Digital Recorders will pay all fees and expenses in connection with the registrations and listings referred to in this paragraph.


-----------------------


The following modification to the above noted document is proposed at this date by RTI following advise of legal counsel. This modification is stated here for record and clarity

                  AMENDMENT TO 19 APRIL 1996 SERVICES AGREEMENT
                                     BETWEEN
                            DIGITAL RECORDERS AND RTI
                                                                    Page #: 3


purposes and for acceptance by the parties; refer to the full agreement document where indicated to see the exact context of the changes:

J.) PAGE THREE (3); PARAGRAPH 13(A): Considering that, as of the date of the above noted document, the grant of Sublicense to the subsidiary of Digital Recorders, Inc. had not occurred, and did not occur until 01 June 1996, the entire last sentence (starting with the word "RTI...." and ending with the word
"........ (the "Sublicense")." of this Paragraph 13(a) is deleted.




Agreed and Accepted:

DIGITAL RECORDERS:

By: ___________________________________ Date: ______________
         J. Phillips L. Johnston; Chairman & CEO



RTI:

By: ___________________________________Date: _______________
         David L. Turney; Principal